Virtus AlphaSectorSM Allocation Fund

and Virtus AlphaSectorSM Rotation Fund,

each a series of Virtus Opportunities Trust (the “Trust”)

Supplement dated December 8, 2009 to the

AlphaSector Funds Prospectus dated October 1, 2009

IMPORTANT NOTICE TO INVESTORS

The following information is hereby added as Appendix A following the Financial Highlights section in the fund’s current prospectus.

APPENDIX A—ADDITIONAL INFORMATION ABOUT THE ALPHASECTORSM ROTATION INDEX

The AlphaSectorSM Rotation Index (ASRX) is an active public index published by NASDAQ and designed to outperform the S&P 500® Index while also seeking to manage downside risk and lower overall volatility. It is an equal weighted index comprised of a limited number of sector-based exchange traded funds (ETFs) and a short-term Treasury bond ETF as a cash proxy. The ETFs are selected monthly based on the output of a proprietary analytical model that evaluates sector trends while adjusting for changing levels of volatility. The Index is constituted to focus on avoiding losses of its underlying ETFs, and has the ability to move defensively to large “cash” positions in periods of broader market weakness.

The tables below show performance of the AlphaSector Rotation Index as compared with the performance of the S&P 500 Index. The AlphaSector Rotation Index and the S&P 500 Index are not available for direct investment and their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio. Both indexes are calculated on a total return basis with dividends reinvested.

	AlphaSector Rotation Index	S&P 500 Index

Annual Returns (calendar year)
2002	-8.18%	-22.10%
2003	9.38%	28.68%
2004	13.89%	10.88%
2005	5.65%	4.91%
2006	14.40%	15.79%
2007	14.18%	5.49%
2008	-8.54%	-37.00%

	1 Year	5 Years	Since Inception of AlphaSector Rotation Index (4/1/01)(1)

Average Annual Total Return (for the periods ended 12/31/08)
AlphaSector Rotation Index	-8.54%	7.53%	4.96%
S&P 500® Index	-37.00%	-2.19%	-1.39%

(1)	The Index inception date is April 1, 2001; it commenced daily calculation and dissemination by NASDAQ OMX with a base value 1,000.00 on October 13, 2008.

Active Index Solutions, LLC is the source and owner of the trademarks, service marks and copyrights related to the AlphaSector Rotation Index, including the AlphaSector name. Use of these marks by certain Virtus Mutual Funds has been licensed by and through F-Squared Investments, Inc.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8007/ASFunds-ASRXInfo (12/09)